UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2008

Tower Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50990	13-3894120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Broadway, 31st Floor
New York, NY 10271
(Address of principal executive offices)

(212) 655-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 2.02 – Results of Operations and Financial Condition on Form 8-K.

On October 9, 2008, Tower Group, Inc. issued a press release announcing information related to certain investments in light of recent events in the financial markets and initial loss estimates resulting from Hurricane Ike.  In addition, Tower Group, Inc. announced that it plans to release its results of operations for the third quarter of 2008 on November 6, 2008, and will host a conference call and webcast to discuss the results at 10:00 a.m. ET on November 6, 2008. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 2.02 as if fully set forth herein.

Item 9.01.     Financial Statements and Exhibits.

The following exhibits are filed as part of this report.

Number	Description
99.1	Copy of press release issued by Tower Group, Inc. dated October 9, 2008

This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group, Inc.
(Registrant)

Date:	October 9, 2008	/s/ Francis M. Colalucci
FRANCIS M. COLALUCCI
Senior Vice President & Chief Financial Officer